UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2005

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 5.02(d)	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On Monday, September 12, 2005, Simmons First National Corporation Board of Directors approved the election of W. Scott McGeorge as a director of the Company. Committee appointments for Mr. McGeorge have not been determined at this time.

The following is the text of a press release issued by the registrant at 4:00 P. M. Central Time on September 14, 2005.

SCOTT MCGEORGE NAMED TO SIMMONS FIRST CORPORATE BOARD OF DIRECTORS

Pine Bluff, AR - - W. Scott McGeorge has been named to the Simmons First National Corporation (NASDAQ NM: SFNC) board of directors, according to J. Thomas May, chairman, president and chief executive officer.

May noted, “We are honored to have an individual of Scott’s reputation as a member of our corporate board of directors. Simmons First began its operations in 1903 and, on a point of interest, Scott is the great grandson of S.W. Boswell who was issued Simmons National Bank of Pine Bluff Stock Certificate Number Two, dated March 4, 1903.”

McGeorge, president of Pine Bluff Sand and Gravel Company, senior vice president of McGeorge Contracting Company, and vice president of Cornerstone Farm and Gin Company, received his bachelor’s degree in Business Administration from the University of Arkansas at Fayetteville.

He joined Pine Bluff Sand and Gravel in 1969 and the company operates barges and towboats on the Arkansas, Mississippi, Red, Ouachita and Black rivers, and on the Gulf Intracoastal Waterway.

McGeorge is a director and president of the Trinity Foundation, on the board and executive committee of the National Stone, Sand and Gravel Association in Alexandria, Virginia, vice president of the National Waterways Conference, Washington, D.C., and on the board of Dredging Contractors of America.

He is a past chairman of the Board of Arkansas Waterways Commission and served as chairman of the Pine Bluff-Jefferson County Port Authority and past president of the Mississippi Valley Flood Control Branch of Associated General Contractors of America at Memphis, Tennessee.

McGeorge has been actively involved with several local charitable and civic organizations to include Jefferson Regional Medical Center, United Way of Southeast Arkansas, Southeast Arkansas College and the Greater Pine Bluff Chamber of Commerce.

Simmons First National Corporation is a $2.5 billion financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 78 offices, of which 76 are financial centers, in 44 communities.

# # #

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Senior Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1231

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: September 14, 2005	/s/ Robert A. Fehlman
Robert A. Fehlman, Senior Vice President
and Chief Financial Officer